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                                                              EXHIBIT 10.6

                              FOURTH AMENDMENT TO
             AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP


  Fourth Amendment to Amended and Restated Agreement of Limited Partnership (the "Amendment"), dated as of August 30, 1996, among the undersigned parties.

                                R E C I T A L S:

  WHEREAS, a Delaware limited partnership known as GGP Limited Partnership (the "Partnership") exists pursuant to that certain Amended and Restated Agreement of Limited Partnership, dated July 27, 1993, as amended by that certain First Amendment thereto dated May 23, 1995, that certain Second Amendment dated July 13, 1995, and that certain Third Amendment dated as of June 1, 1996 (the "Initial Partnership Agreement");

  WHEREAS, pursuant to Section 4.3(a)(i) of the Initial Partnership Agreement, General Growth Properties, Inc., a Delaware corporation which is the general partner of the Partnership (the "General Partner"), has made, as of the date hereof, an additional contribution to the capital of the Partnership in the amount of $39,868,800 (the "Cash Amount");

  WHEREAS, concurrently herewith, Carolyn Bucksbaum ("Bucksbaum") is being admitted as an additional limited partner of the Partnership pursuant to that certain Stock Contribution Agreement, dated August 30, 1996 (the "Contribution Agreement"), between the Partnership and Bucksbaum, pursuant to which Bucksbaum is contributing to the Partnership certain shares of common stock of General Growth Management, Inc., a Delaware corporation; and

  WHEREAS, the parties hereto, being the General Partner, Bucksbaum and a majority in interest of the other partners of the Partnership, desire to amend the Initial Partnership Agreement to reflect the foregoing admission and additional capital contribution as set forth herein.

  NOW, THEREFORE, the parties hereby agree as follows:

  1. Capitalized terms used but not defined herein shall have the meanings set forth in the Initial Partnership Agreement.

  2. The issuance of 1,555,855 additional Units to the General Partner in consideration of the capital contribution to the Partnership of the Cash Amount is hereby approved, and the Limited Partners hereby waive the notice set forth in Section 4.3 of the Initial Partnership Agreement.

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  3. The issuance of Units to Bucksbaum upon the terms set forth in the
Contribution Agreement is hereby approved, Bucksbaum is hereby admitted as an Additional Partner and the Limited Partners hereby waive the notice set forth in Section 4.3 of the Initial Partnership Agreement.

  4. Bucksbaum hereby assumes and shall be bound by the terms and provisions of the Partnership Agreement, as amended hereby, with respect to the Units issued to her pursuant to the Partnership Agreement.

  5. Exhibit A of the Initial Partnership Agreement is hereby deleted and Exhibit A attached to this Amendment is hereby inserted in lieu thereof.

  6. Except as specifically set forth herein, the Initial Partnership Agreement shall remain in full force and effect.

  7. This Amendment shall be governed by the laws of the State of Delaware (without regard to its conflicts of law principles).

  8. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

  9. This Amendment shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
 a Delaware corporation

By:_______________________________
   Its:___________________________

LIMITED PARTNERS:

APPLETON TRUST

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________


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FALLBROOK TRUST

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

MARTIN INVESTMENT TRUST A

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

MARTIN INVESTMENT TRUST B

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

MARTIN INVESTMENT TRUST C

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

MARTIN INVESTMENT TRUST F

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

MARTIN INVESTMENT TRUST G

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________


                                      3
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MATTHEW INVESTMENT TRUST A

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

MATTHEW INVESTMENT TRUST B

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

MATTHEW INVESTMENT TRUST G

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

MATTHEW INVESTMENT TRUST H

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

MATTHEW FAMILY TRUST G

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

MBA TRUST

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________


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MBB TRUST

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

MBC TRUST

By:  GENERAL TRUST COMPANY,
  Trustee

  By:___________________________
     Its:_______________________

  The address for each of the foregoing Limited Partners is as follows:

  4001 W. 41st Street
  #04A Empire Mall
  Sioux Falls, South Dakota  57116


______________________________
Ann Bucksbaum Friedman
  215 Keo Way
  Des Moines, Iowa 50309


______________________________
Carolyn Bucksbaum
  215 Keo Way
  Des Moines, Iowa 50309


______________________________
John Bucksbaum
  215 Keo Way
  Des Moines, Iowa 50309

STANLEY RICHARDS REVOCABLE TRUST

By:________________________________
   Stanley Richards, Trustee
     215 Keo Way
     Des Moines, Iowa  50309

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______________________________
Joe W. Lowrance
  5960 Fairview Road
  Suite 402
  Charlotte, North Carolina  28210

LWLDA LIMITED PARTNERSHIP

By:  _________________________
  General Partner
  5960 Fairview Road
  Suite 402
  Charlotte, North Carolina  28210

______________________________
Brent M. Milgrom
  5960 Fairview Road
  Suite 402
  Charlotte, North Carolina  28210

GDC/A&B LIMITED PARTNERSHIP

By:  _________________________
  General Partner
  5960 Fairview Road
  Suite 402
  Charlotte, North Carolina  28210

______________________________
Edward S. Brown
  321 Airdale Road
  Rosemont, Pennsylvania  19010

EDWARD S. BROWN AND SUSAN GARBER, HUSBAND
AND WIFE, AS TENANTS BY THE ENTIRETY

______________________________
Edward S. Brown

______________________________
Susan Garber
  c/o Edward S. Brown
  321 Airdale Road
  Rosemont, Pennsylvania  19010


______________________________
Lawrence A. Brown
  140 Erie Road
  Columbus, Ohio  43214

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______________________________
Merrill H.J. Roth
  708 Limehouse Road
  Radnor, Pennsylvania  19087

THE ROTH FAMILY LIMITED PARTNERSHIP

By:  _________________________
  General Partner
  708 Limehouse Road
  Radnor, Pennsylvania  19087

______________________________
Arthur B. Morgenstern
  517 Righters Mill Road
  Narberth, Pennsylvania  19072

______________________________
Joseph Straus, Jr.
  814 Gregory Road
  Rydal, Pennsylvania  19046-2929

______________________________
Howard I. Abrams
  c/o Leonard J. Cooper, Esq.
  Wolf, Block, Schorr and Solis-Cohen
  S.E. Corner 15th & Chestnut Streets
  Philadelphia, Pennsylvania  19102

HIA LIMITED PARTNERSHIP

By:  _________________________
  General Partner
  c/o Leonard J. Cooper, Esq.
  Wolf, Block, Schorr and Solis-Cohen
  S.E. Corner 15th & Chestnut Streets
  Philadelphia, Pennsylvania  19102


MORGENSTERN, ROUNICK-WEINER ASSOCIATES

By:  _________________________
  General Partner
  517 Righters Mill Road
  Narberth, Pennsylvania  19072

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MARVIN ROUNICK AND JUDY ROUNICK,
HUSBAND AND WIFE, AS
TENANTS-BY-THE-ENTIRETY

______________________________
Marvin Rounick

______________________________
Judy Rounick
  The Deb Shops
  9401 Blue Grass Road
  Philadelphia, Pennsylvania  19114


JOINT REVOCABLE TRUST OF
WARREN AND PENNY WEINER

By:  _________________________
  Trustee
  The Deb Shops
  9401 Blue Grass Road
  Philadelphia, Pennsylvania  19114


IRREVOCABLE TRUST OF WARREN WEINER
DATED JANUARY 24, 1978
F/B/O ROBYN WEINER

By:  _________________________
  Trustee
  The Deb Shops
  9401 Blue Grass Road
  Philadelphia, Pennsylvania  19114


IRREVOCABLE TRUST OF WARREN WEINER
DATED JANUARY 24, 1978
F/B/O KIMBERLY WEINER

By:  _________________________
  Trustee
  The Deb Shops
  9401 Blue Grass Road
  Philadelphia, Pennsylvania  19114

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                                                                       EXHIBIT A
                                Number
                                 of                          Percentage
General Partner:                Units                         Interest
---------------                 -----                        -----------

General Growth             28,567,715.0000                     63.3972%
  Properties, Inc.

Limited Partners:
----------------

Appleton Trust              1,701,236.4524                      3.7754

Fallbrook Trust               488,799.4853                      1.0847

Martin Investment Trust A   1,030,585.6042                      2.2871

Martin Investment Trust B   1,030,585.6042                      2.2871

Martin Investment Trust C   1,030,585.6042                      2.2871

Martin Investment Trust F   1,030,585.6042                      2.2871

Martin Investment Trust G   2,061,171.2084                      4.5741

Matthew Investment Trust A    893,169.4968                      1.9821

Matthew Investment Trust B    891,984.6398                      1.9795

Matthew Investment Trust G  1,783,636.8896                      3.9582

Matthew Investment Trust H  1,783,636.8896                      3.9582

MBA Trust                     293,305.2273                       .6509

MBB Trust                     292,120.3700                       .6483

MBC Trust                     291,854.0225                       .6477

Matthew Family Trust G        498,815.9255                      1.1070

Ann Bucksbaum Friedman          7,872.7911                       .0175

Carolyn Bucksbaum             453,791.0000                      1.0070

John Bucksbaum                  7,872.7911                       .0175

Stanley Richards
 Revocable Trust              149,706.3938                       .3322

Piedmont Mall Associates        1,660.0000                       .0037

MP Associates, L.P.           156,136.0000                       .3465

PPP Associates                 51,507.0000                       .1143

Joe W. Lowrance                43,980.0000                       .0976

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LWLDA Limited Partnership      30,861.0000                       .0685

Brent M. Milgrom               43,980.0000                       .0976

GDC/A&B Limited Partnership    30,861.0000                       .0685

Edward S. Brown                29,079.0000                       .0645

Edward S. Brown and Susan
 Garber, Husband and Wife,
 as Tenants by the Entirety    27,873.0000                       .0619

Lawrence A. Brown              12,731.0000                       .0283

Merrill H.J. Roth              22,154.0000                       .0492

The Roth Family                15,223.0000                       .0338
 Limited Partnership

Arthur B. Morgenstern          37,321.0000                       .0828

Joseph Straus, Jr.             59,547.0000                       .1321

Howard I. Abrams                3,341.0000                       .0074

HIA Limited Partnership        81,730.0000                       .1814

Morgenstern, Rounick-Weiner    48,414.0000                       .1074
 Associates

Marvin Rounick and
 Judy Rounick, Husband
 and Wife, as Tenants-by-
 the-Entirety                  38,036.0000                       .0844


Joint Revocable Trust of
 Warren and Penny Weiner       12,679.0000                       .0283


Irrevocable Trust of
 Warren Weiner dated
 January 24, 1978 F/B/O
 Robyn Weiner                  12,679.0000                       .0283


Irrevocable Trust of
 Warren Weiner dated
 January 24, 1978 F/B/O
 Kimberly Weiner               12,679.0000                       .0283
                           ---------------

Total Units:               45,061,485.0000                    100.0000%
                           ===============                    =========







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